Exhibit 99.15

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-D

KEY PERFORMANCE FACTORS
July 31, 1998



        Expected B Maturity                                        05/15/01


        Blended Coupon                               5.8393%



        Excess Protection Level
          3 Month Average   4.93%
          July, 1998   5.19%
          June, 1998   4.72%
          May, 1998   4.90%


        Cash Yield                                  18.75%


        Investor Charge Offs                         5.14%


        Base Rate                                    8.42%


        Over 35 Day Delinquency                      4.90%


        Seller's Interest                           15.22%


        Total Payment Rate                          14.52%


        Total Principal Balance                     $37,740,921,726.81


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $5,743,527,208.32